UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      February 15, 2005

Motorola, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7221 (Commission File Number)	36-1115800 (I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois (Address of Principal Executive Offices)	60196 (Zipcode)

(847) 576-5000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

(d)	On February 16, 2005, Motorola, Inc. issued a press release announcing that James R. Stengel has been elected to the Board of Directors of Motorola, Inc. effective February 15, 2005. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c)	The following is filed as an Exhibit to this Report.

Exhibit No.	Document
99.1	Press Release by Motorola, Inc. dated February 16, 2005 announcing the election of James R. Stengel to the Board of Directors of Motorola, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.
Dated: February 16, 2005	By:	/s/ A. Peter Lawson
A. Peter Lawson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT No.	DOCUMENT
99.1	Press Release by Motorola, Inc. dated February 16, 2005 announcing the election of James R. Stengel to the Board of Directors of Motorola, Inc.